Date :

The Collector of Stamp Revenue,
Inland Revenue Department, Stamp Office,
Revenue Tower,
5 Gloucester Road,
Wanchai, Hong Kong.

Dear Sir/Madam,

Hong Kong MQ Group Limited
香港明琴集團有限公司
(the "Company")

TRANSFER OF SHARES

Please be advised that the Company has not commenced business no audited accounts have been prepared.

Regarding the transfer of shares, we confirm that there is no purchase and sales agreement of the shares and the Company did not hold any landed property and has no rights to acquire landed property or investments during the period.

We hereby undertake to pay any further stamp duty in respect of the transfer, if demanded under the Stamp Duty Ordinance.

馬曉霓

Signed: *Transferor*
MA Hiu Ngai
馬曉霓

For and on behalf of
TAKUNG ART CO., LTD

Authorised Signature(s)

Transferee
TAKUNG ART CO., LTD

DATE OF ISSUE 簽發日期	CERTIFICATE NUMBER 股票編號	NO. OF SHARE(S) 股份數目
	4	*1*

SHARE CERTIFICATE
股票

Hong Kong MQ Group Limited
香港明琴集團有限公司

(INCORPORATED IN HONG KONG (SAR))
（在香港（特別行政區）成立為法團）

THIS IS TO CERTIFY THAT THE UNDERMENTIONED PERSON(S) IS/ARE THE REGISTERED HOLDER(S) OF FULLY PAID SHARE(S) IN THE ISSUED SHARE CAPITAL OF THE ABOVEMENTIONED COMPANY (THE "COMPANY") AS DETAILED BELOW SUBJECT TO THE ARTICLES OF ASSOCIATION OF THE COMPANY.
茲證明下述人仕/公司，在符合《組織章程細則》的規定下，為本公司下述股份的註冊股東。並已繳足股款。

Name and Address 姓名／名稱及地址	TAKUNG ART CO., LTD 1500 Rosecrans Avenue, Suite 500, Manhattan Beach, CA 90266, USA		
Class of Shares 股份類別	Ordinary		
No. of Shares 股份數目	One	Distinctive No. 識別號碼	1

GIVEN UNDER THE COMMON SEAL OF THE COMPANY ON THE DATE OF ISSUE STATED ABOVE.
本股票於上述日期簽發並蓋上本公司法團印章。

[signature]
Director 董事

Director 董事

NO TRANSFER OF ANY PORTION OF THE SHARES COMPRISED IN THIS CERTIFICATE CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE.
轉讓上述任何部份股份，必須連同本股票一併辦理手續。

NAME OF COMPANY Hong Kong MQ Group Limited 香港明琴集團有限公司

COMPANY NUMBER 2770404 **PLACE OF INCORPORATION** Hong Kong (SAR)

SIGNIFICANT CONTROLLERS REGISTER

Entry Date	Name & Alias *(for Natural Person)*	Correspondence Address *(for Natural Person)* Principal/Registered Office Address *(for Specified/Legal Entity)*	ID / PPT No. (Issuing Country) *(for Natural Person)* Registration No. (Place of Incorporation / Governing Law) Legal Form *(for Specified/Legal Entity)*	Nature of Control	Becoming Date (Cessation Date)	Remarks
27 Nov 2018	YIP Wai Man Raymond 葉偉文	Flat G, 30/F., Block 3, Sorrento, Tsim Sha Tsui, Kowloon, Hong Kong	I.D. Card: G459388(9) (Hong Kong (SAR))	Holds more than 25% of the issued shares directly.	27 Nov 2018 (14 Dec 2018)	
14 Dec 2018	TAKUNG ART CO., LTD	1500 Rosecrans Avenue, Suite 500, Manhattan Beach, CA 90266, USA	(Nil)	Holds more than 25% of the issued shares directly.	14 Dec 2018 (31 Dec 2018)	
31 Dec 2018	MA Hiu Ngai 馬曉霓	Flat A, 2/F., Block H-3, Chi Fu Fa Yuen, Pokfulam, Hong Kong	I.D. Card: K921186(1) (Hong Kong (SAR))	Holds more than 25% of the issued shares directly.	31 Dec 2018	
	TAKUNG ART CO., LTD	1500 Rosecrans Avenue, Suite 500, Manhattan Beach, CA 90266, USA	(Nil)	Holds more than 25% of the issued shares directly.		

DESIGNATED REPRESENTATIVE

Entry Date	Name	Address	Capacity	Tel / Fax No.	Becoming Date (Cessation Date)	Remarks
27 Nov 2018	YIP Wai Man Raymond 葉偉文	Flat G, 30/F., Block 3, Sorrento, Tsim Sha Tsui, Kowloon, Hong Kong	Director of the company		27 Nov 2018 (14 Dec 2018)	
14 Dec 2018	ALE Corporate Services Limited 奧利企業服務有限公司	Unit 1005, 10/F., Tower A, New Mandarin Plaza, 14 Science Museum Road, Tsim Sha Tsui, Hong Kong	Company Secretary of the company		14 Dec 2018 (31 Dec 2018)	
31 Dec 2018	MA Hiu Ngai 馬曉霓	Flat A, 2/F., Block H-3, Chi Fu Fa Yuen, Pokfulam, Hong Kong	Director of the company		31 Dec 2018	

Date:

Dear Ms. MA Hiu Ngai,

Hong Kong MQ Group Limited
香港明琴集團有限公司
(the "Company")

REGISTER OF SIGNIFICANT CONTROLLERS

We know or have reasonable cause to believe that you have ceased to have significant control over the company.

We therefore require you, pursuant to section 653U of the Companies Ordinance (Cap.622) ("**the Companies Ordinance**"), to provide us within 1 month from the date of this notice, the following information concerning your interest in the Company: -

(1) Whether or not you have ceased to have significant control over a company as none of the conditions set out in the Appendix is met.

(2) If so, the date of cessation

Please note that a failure to comply with the requirements of this notice, or providing false information in reply, is an offence under section 653ZA or 653ZE, as the case may be, of the Companies Ordinance.

Yours faithfully,

张晓钰

Enclosure: Confirmation of Cessation of Significant Controller

Appendix

Conditions for Significant Control over the Company
(pursuant to Part 1, Schedule 5A of the Companies Ordinance (cap 622))

A person has significant control over a company if one or more of the following 5 conditions are met –

(a) The person holds, directly or indirectly, more than 25% of the issued shares in the company or, if the company does not have a share capital, the person holds, directly or indirectly, a right to share in more than 25% of the capital or profits of the company

(b) The person holds, directly or indirectly, more than 25% of the voting rights of the company

(c) The person holds, directly or indirectly, the right to appoint or remove a majority of the board of directors of the company

(d) The person has the right to exercise, or actually exercises, significant influence or control over the company

(e) The person has the right to exercise, or actually exercises, significant influence or control over the activities of a trust or a firm that is not a legal person, but whose trustees or members satisfy any of the first four conditions (in their capacity as such) in relation to the company

Date: 17 JUN 2019

The Directors
TAKUNG ART CO., LTD

Hong Kong MQ Group Limited
香港明琴集團有限公司
(the "Company")

REGISTER OF SIGNIFICANT CONTROLLERS

We know or have reasonable cause to believe that you are a legal entity having significant control over the Company.

We therefore require you, pursuant to section 653Q of the Companies Ordinance (Cap.622) ("**the Companies Ordinance**"), to provide us within 1 month from the date of this notice, the following information concerning your interest in the Company: -

(1) Whether or not you have significant control over the Company on the ground that one or more of the conditions as set out in the Appendix is/ are met. Please tick " ✓ " the appropriate box in Part A of the attached confirmation.

(2) If you do have such significant control, to confirm or correct any of your particulars set out in Part A of the attached confirmation, and to provide any that are missing.

(3) (i) Whether or not you know the identity of another person who has significant control over the Company on the ground that one or more of the conditions as set out in the Appendix is/are met. Please tick " ✓ " the appropriate box in Part B of the attached confirmation.

(ii) If you know the identity of such a person, provide to us all the particulars of that person that are known to you in Part B of the attached confirmation; and state whether or not the particulars are provided with that person's knowledge.

Please note that a failure to comply with the requirements of this notice, or providing false information in reply, is an offence under section 653ZA or 653ZE, as the case may be, of the Companies Ordinance.

Yours faithfully,

Enclosure: Appendix
Confirmation of Significant Controller

Appendix

Conditions for Significant Control over the Company

(pursuant to Part 1, Schedule 5A of the Companies Ordinance (cap.622)

A person has significant control over a company if one or more of the following 5 conditions are met –

(a) The person holds, directly or indirectly, more than 25% of the issued shares in the company or, if the company does not have a share capital, the person holds, directly or indirectly, a right to share in more than 25% of the capital or profits of the company

(b) The person holds, directly or indirectly, more than 25% of the voting rights of the company

(c) The person holds, directly or indirectly, the right to appoint or remove a majority of the board of directors of the company

(d) The person has the right to exercise, or actually exercises, significant influence or control over the company

(e) The person has the right to exercise, or actually exercises, significant influence or control over the activities of a trust or a firm that is not a legal person, but whose trustees or members satisfy any of the first four conditions (in their capacity as such) in relation to the company

** Please return the Confirmation to us within 1 month from the date of notice.*

Hong Kong MQ Group Limited
香港明琴集團有限公司
(the "Company")

CONFIRMATION OF SIGNIFICANT CONTROLLERS

PART A

We ☐ disagree that we are the legal entity having significant control over the company.

☐ agree that we are the legal entity having significant control over the company and hereby confirm or correct any of our following particulars, and to provide any that are missing.

Company Name	TAKUNG ART CO., LTD *(English)*
	(Nil) *(Chinese)*
Registered Office / Principal Office Address	1500 Rosecrans Avenue, Suite 500, Manhattan Beach, CA 90266, USA
Company No.	
Place of Incorporation	
Legal Form	
Date of becoming a Significant Controller	
Nature of control over the Company #	Holds more than 25% of the issued shares directly.

\# by reference to the conditions at the Appendix

PART B

We ☐ do not have any knowledge of any other person who has significant control over the Company.

☐ have the knowledge of that another person who has significant control over the Company and hereby within our knowledge, provide the person's particulars *with/without that person's knowledge as follows:

Name	*(English)*		
	(Chinese)		
Previous Names		*Date of Change*	
Alias			
Correspondence Address			
I.D. Card No. / Passport No.		*Issuing Country*	
Date of becoming a Significant Controller			
Nature of control over the Company #			

\# by reference to the conditions at the Appendix * delete as appropriate

Yours faithfully,
For and on behalf of
TAKUNG ART CO., LTD

张晓钰

Authorized Signature

Name: Xiao Yu Zhang

Date: 17 JUN 2019